Waddell & Reed Advisors
                    International Growth Fund

                    Annual
                    Report
                    -----------------
                    June 30, 2002

CONTENTS

         3     Manager's Discussion

         7     Performance Summary

         9     Portfolio Highlights

        10     Investments

        15     Statement of Assets and Liabilities

        16     Statement of Operations

        17     Statement of Changes in Net Assets

        18     Financial Highlights

        22     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers

        39     Annual Privacy Notice

        41     Householding Notice












This report is submitted for the general information of the shareholders of Waddell & Reed Advisors International Growth Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors International Growth Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
   JUNE 30, 2002

An interview with Thomas A. Mengel, portfolio manager of Waddell & Reed Advisors International Growth Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors International Growth Fund, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund's Class A shares declined 14.75 percent before the impact of sales load and, including sales load impact, declined 19.65 percent. This compares with the Morgan Stanley Capital International E.A.FE. Index (the index that generally reflects the performance of international securities), which declined 9.49 percent for the fiscal year, and the Lipper International Funds Universe Average (the index that generally reflects the performance of funds with similar investment objectives), which declined 10.15 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
We believe that the Fund underperformed its benchmark index because we remained in a defensive investment position for much of the fiscal year. Our cautious approach was initially a reaction to the rapidly deteriorating global technology sector and its potential impact on earnings, equity prices, investor sentiment and global economies. This tremendous capital spending disruption had thrown the U.S. into a recession last year and there was serious risk at that time that the global economic slowdown might become a global recession. Uncertainty following the terrorist attacks in September further supported our cautious investment mode. In the final calendar quarter of 2001, we pared our defensive investment positions and raised our holdings in cyclical and growth shares.
This was in response to improved investor confidence and early signs of global economic stabilization, which resulted primarily from an unprecedented pace of monetary ease in the U.S.

Global economies rebounded in the first quarter of 2002, boosted by inventory building and strong consumer spending in several major countries, but economic activity faded as the second quarter progressed. Globally, large-cap stocks were hurt by corporate profit concerns and accounting irregularities that began to dominate the American spotlight. Many foreign firms, especially banks and insurance companies, have direct exposure to U.S. companies. The Fund also was negatively impacted by a strong U.S. dollar for about half the fiscal year, roughly the final quarter of 2001 and the first quarter of 2002. The dollar was boosted by aggressive U.S. monetary ease and safe-haven inflows after September 11, which resulted in a negative currency contribution to our investment performance. However, toward the end of the fiscal year, this negative currency impact has been reversed, as we have witnessed a weaker dollar as a result of corporate governance concerns and general U.S. equity market weakness.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Investors last year were faced with the first major global economic downturn in 25 years. Despite efforts to cut operating costs, many companies announced serious earnings disappointments. Corporate profitability continued to be hurt by broad disinflationary pressures in the prices of many goods, and even outright deflation in the retail prices of consumer electronics and personal computers. Global central banks responded swiftly and appropriately by reducing interest rates and providing ample liquidity to financial markets. Additional rate cuts and fiscal stimulus was added in response to the tragic terrorist attacks in September. This external shock immediately created disruptions and distortions in the global economy, while introducing additional uncertainty into the global business cycle. The terrorist attacks on the U.S. were unprecedented and of tremendous proportion; it was impossible at the time to anticipate the ongoing impact on consumer, business and investor sentiment.

Early this calendar year it appeared that significant global monetary easing had pulled the world economy out of a sharp, but short, downturn. Europe was able to avoid an outright recession. Continental Europe enjoyed a successful introduction of euro notes and coins -- a major step in reducing transaction costs and barriers to business. Purchasing manager indexes late in the first calendar quarter broadly reflected a return to economic growth. Unfortunately, by fiscal year-end, serious corporate governance concerns, primarily in the U.S., have cast yet another shadow on global financial markets. The depth and extent of this latest problem is still unknown.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Because the Fund holds primarily foreign investments, the strong dollar had a negative impact on our performance for roughly half the fiscal year. Global equity markets improved soon after the terrorist attacks, but fixed income investments also attracted money flows away from equities. In addition, the largest equity increases have occurred in smaller markets and in smaller companies. We continued to hold what we felt were fundamentally sound growth companies that were negatively impacted by these factors. We continue to believe in the investment discipline that states that foreign equity investments provide important long-term portfolio diversification. However, the U.S. equity market outperformed major foreign markets during both the high-tech boom in the late '90s and the global slowdown that followed. Now the U.S. equity market weakness has cast a shadow of concern over foreign equity markets.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Our defensive investment approach early in the fiscal year limited exposure to regions most closely aligned with the slowing U.S. economic activity, such as Asia, Latin America, Japan, Canada and emerging markets in general. In the fourth calendar quarter we observed improved investor confidence and early signs of global economic stabilization. In response, we pared our cash and defensive holdings and increased our investments in cyclical and growth shares. We raised sector weights in banking, insurance, telecommunications and services. We also repositioned European holdings to further highlight France and Britain, where we felt early resumption of economic growth was most likely to occur within Europe.

By fiscal year-end, with corporate governance concerns dominating financial markets, we are confident that, through our careful financial scrutiny of investment opportunities, we will be able to select growth companies that we feel are well managed and are in the best position to thrive in a more difficult profit environment. We intend to continue to closely monitor industrial and consumer activities in an attempt to take advantage of shifts between economic sectors. Several important foreign elections this year will be observed for their potential impact on business, industry and consumers. We anticipate that our exposure to Japan and emerging markets will remain extremely selective due to what we feel are serious unresolved political and financial issues in these regions. We remain alert to the heightened military and political tension in the Middle East and intend to quickly shift to an extreme defensive investment posture if such a move becomes appropriate.

Aside from a potential, temporary oil price fluctuation, a global economic recovery should be free of broad inflationary concerns, in our opinion. We believe that monetary and fiscal policy should remain supportive of the global business cycle. We also feel that central banks will need to raise interest rates from current extremely low levels, but rates should remain at levels that are historically quite modest. By fiscal year-end, tax rates for both consumers and business had been lowered in many major and minor countries, setting the stage for, we believe, a more efficient allocation of capital in the coming year.

Respectfully,


Thomas A. Mengel
Manager
Waddell & Reed Advisors
International Growth Fund, Inc.

Comparison of Change in Value of $10,000 Investment
    Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares, The Morgan Stanley Capital International E.A.FE. Index (with net dividends)
              and The Lipper International Funds Universe Average

                       Waddell &
                            Reed         Morgan
                        Advisors        Stanley
                          Inter-        Capital         Lipper
                        national         Inter-  International
                          Growth       national          Funds
                           Fund,        E.A.FE.       Universe
                         Class A          Index        Average
                       ---------      ---------     ----------
     6-30-92   Purchase   $9,425        $10,000        $10,000
     6-30-93               9,672         12,028         10,762
     6-30-94              12,894         14,073         12,815
     6-30-95              13,923         14,306         13,139
     6-30-96              15,552         16,207         15,247
     6-30-97              19,134         18,287         17,891
     6-30-98              25,733         19,402         19,442
     6-30-99              24,345         20,880         20,487
     6-30-00              33,944         24,463         25,770
     6-30-01              24,187         18,688         19,535
     6-30-02              20,620         16,914         17,551

===== Waddell & Reed Advisors International Growth Fund, Inc., Class A Shares(1)
      -- $20,620
+++++ Morgan Stanley Capital International E.A.F.E. Index  -- $16,914
----  Lipper International Funds Universe Average -- $17,551

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

                     Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
1-year period ended
   6-30-02          -19.65%    -19.15%   -15.56%   -14.28%
5-year period ended
   6-30-02            0.31%      ---       ---       1.87%
10-year period ended
   6-30-02            7.51%      ---       ---       ---
Since inception of
   Class(3) through
   6-30-02            ---      -10.38%    -9.47%     5.41%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months of less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B shares, 10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------
International Growth Fund

GOALS
Seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Strategy
Invests primarily in common stocks of foreign companies that the Fund's investment manager believes have the potential for long-term growth represented by economic expansion within a country or region and by the restructuring and/or privatization of particular industries.

Founded
1970

Scheduled Dividend Frequency
Semiannually (June and December)

Performance Summary - Class A Shares

            Per Share Data
  For the Fiscal Year Ended June 30, 2002
  ------------------------------------------

  Dividend paid                  $0.03
                                 =====
  Capital gains distribution     $0.00096
                                 ========

  Net asset value on
     6-30-02                     $5.76
     6-30-01                      6.79
                                ------
  Change per share              $(1.03)
                                ======

   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02    -19.65%      -14.75%         -19.15%       -15.78%
 5-year period
  ended 6-30-02      0.31%        1.51%           ---           ---
10-year period
  ended 6-30-02      7.51%        8.14%           ---           ---
Since inception
  of Class(F)        ---          ---           -10.38%        -9.70%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period            Class C(B)   Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-02    -15.56%      -14.28%
 5-year period
  ended 6-30-02      ---          1.87%
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class(D)       -9.47%        5.41%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-5-99 for Class C shares and 9-27-95 for Class Y shares (the date on which shares were first acquired by shareholders).

   International investing involves special risks, including political, economic and currency risks.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors International Growth Fund, Inc. had net assets totaling $917,386,703 invested in a diversified portfolio of:

         82.93%     Common Stocks
         17.07%     Cash and Cash Equivalents and Unrealized Loss on Open
                    Forward Currency Contract


As a shareholder of Waddell & Reed Advisors International Growth Fund, Inc., for every $100 you had invested on June 30, 2002, your Fund was invested by geographic region and by industry, respectively, as follows:

    $66.04  Europe
     17.07  Cash and Cash Equivalents and Unrealized Loss on
            Open Forward Currency Contract
     11.76  Pacific Basin
      2.13  Scandinavia
      1.10  Mexico
      1.90  United States



    $22.44  Consumer Goods Stocks
     17.07  Cash and Cash Equivalents and Unrealized Loss on
            Open Forward Currency Contract
     16.87  Financial Services Stocks
      7.66  Utilities Stocks
      6.94  Health Care Stocks
      5.28  Raw Materials Stocks
      5.15  Energy Stocks
      4.48  Retail Stocks
      3.99  Consumer Services Stocks
      3.90  Miscellaneous Stocks
      3.56  Business Equipment and Services Stocks
      2.66  Capital Goods Stocks

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Belgium - 2.93%
 Fortis  .................................  622,100 $  13,231,599
 Interbrew S.A.  .........................  475,800    13,632,332
                                                    -------------
                                                       26,863,931
                                                    -------------

Denmark - 0.72%
 Novo Nordisk A/S, Class B  ..............  200,000     6,608,894
                                                    -------------

Finland - 1.41%
 Stora Enso Oyj, R Shares ................  539,500     7,545,266
 UPM-Kymmene Oyj .........................  137,000     5,382,184
                                                    -------------
                                                       12,927,450
                                                    -------------

France - 10.71%
 Accor SA  ...............................  206,614     8,363,444
 Aventis S.A.  ...........................  248,000    17,537,766
 BNP Paribas SA  .........................  259,100    14,300,662
 Carrefour SA  ...........................  120,000     6,481,306
 Lafarge S.A.  ...........................   68,100     6,779,055
 Lagardere SCA  ..........................  110,566     4,777,414
 Publicis Groupe S.A.*  ..................  310,000     8,539,731
 SODEXHO ALLIANCE  .......................   50,000     1,892,352
 Suez  ...................................  550,000    14,636,160
 TotalFinaElf, S.A.  .....................   92,440    14,978,297
                                                    -------------
                                                       98,286,187
                                                    -------------

Germany - 11.40%
 Aareal Bank AG*  ........................  150,000     2,403,878
 Allianz AG, Registered Shares  ..........   88,500    17,689,352
 Altana AG  ..............................  130,000     6,598,592
 BASF Aktiengesellschaft  ................  326,000    15,085,298
 E.ON AG  ................................  160,000     9,304,064
 Henkel Kommanditgesellschaft auf Aktien    140,000     9,603,686
 Linde AG  ...............................  100,000     5,075,840


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Germany (Continued)
 Munchener Ruckversicherungs - Gesellschaft
   Aktiengesellschaft* ...................   82,900 $  19,568,644
 Nordex AG* (A)  .........................  294,902     1,101,584
 Rhoen-Klinikum AG  ......................  215,100 $   9,105,510
 VOLKSWAGEN AKTIENGESELLSCHAFT  ..........  187,000     9,067,914
                                                    -------------
                                                      104,604,362
                                                    -------------

Ireland - 1.85%
 Anglo Irish Bank Corporation plc  .......  158,460     1,019,844
 Bank of Ireland (The)  ..................  626,300     7,783,917
 DePfa Deutsche Pfandbriefbank AG  .......  150,000     8,205,120
                                                    -------------
                                                       17,008,881
                                                    -------------

Italy - 10.25%
 Alleanza Assicurazioni SpA  .............  300,000     2,874,010
 Assicurazioni Generali S.p.A.  ..........  375,200     8,875,131
 Autogrill S.p.A.*  ......................  680,000     7,888,348
 Autostrade - Concessioni e Costruzioni
   Autostrade S.p.A. .....................1,200,000     9,923,021
 Banca Popolare di Verona - Banco S.
   Geminiano e.s. Prospero S.c.c.a.r.l. ..  525,000     6,793,987
 Eni S.p.A.  .............................  631,000    10,012,809
 IntesaBCI SpA*  .........................1,465,500     4,463,186
 Saipem S.p.A.  ..........................1,600,000    11,480,269
 Snam Rete Gas S.p.A.  ...................1,700,000     5,009,805
 Telecom Italia S.p.A., Ordinary Shares  .1,478,000    11,551,764
 UniCredito Italiano SpA  ................3,350,000    15,122,061
                                                    -------------
                                                       93,994,391
                                                    -------------

Japan - 11.76%
 AEON Co., Ltd.  .........................  171,000     4,566,279
 ASAHI BREWERIES, LTD.  ..................1,250,000    10,462,302
 Canon Inc.  .............................  350,000    13,230,692
 Eisai Co., Ltd.  ........................  195,000     5,011,891
 Honda Motor Co., Ltd.  ..................  160,300     6,501,089
 Ito-Yokado Co., Ltd.  ...................  100,000     5,006,885
 Japan Tobacco Inc.  .....................    1,400     9,392,915
 Kao Corporation  ........................  595,000    13,703,843
 Nintendo Co., Ltd.  .....................   40,000     5,891,434
 Sony Corporation  .......................  165,000     8,715,734


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
Japan (Continued)
 Takeda Chemical Industries, Ltd.  .......  304,000 $  13,343,681
 Toyota Motor Corporation  ...............  453,300    12,028,990
                                                    -------------
                                                      107,855,735
                                                    -------------

Luxembourg - 1.39%
 ARCELOR  ................................  900,000    12,746,765
                                                    -------------
Mexico - 1.10%
 Telefonos de Mexico, S.A. de C.V., ADR  .  314,500    10,089,160
                                                    -------------

Netherlands - 4.30%
 ASML Holding N.V.*  .....................  360,240     5,443,226
 Head N.V.  ..............................  745,750     2,359,386
 Koninklijke Philips Electronics N.V.  ...  313,300     8,729,450
 Unilever N.V.- Certicaaten Van Aandelen    350,000    22,870,848
                                                    -------------
                                                       39,402,910
                                                    -------------

Portugal - 0.96%
 Portugal Telecom, SGPS, S.A.  ...........1,250,000     8,808,800
                                                    -------------

Spain - 1.74%
 Autopistas, Concesionaria Espanola, S.A.   459,000     5,089,392
 Endesa S.A.  ............................  312,000     4,523,431
 Red Electrica de Espana  ................  585,956     6,323,825
                                                    -------------
                                                       15,936,648
                                                    -------------

Switzerland - 3.90%
 Credit Suisse Group, Registered Shares*    376,000    11,910,700
 Nestle S.A., Registered Shares  .........   79,200    18,424,779
 Roche Holdings AG, Genussschein  ........   72,500     5,468,122
                                                    -------------
                                                       35,803,601
                                                    -------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (Continued)
United Kingdom - 16.61%
 Amey plc  ...............................  891,080  $  2,438,740
 BP p.l.c.  ..............................1,500,000    12,601,645
 British American Tobacco Plc  ...........  820,000     8,814,291
 British Sky Broadcasting Group plc*  ....  915,000     8,775,182
 Capita Group plc (The)  .................1,770,000     8,420,003
 Compass Group PLC  ......................1,804,000    10,947,224
 Diageo plc  .............................  700,000     9,093,311
 John Wood Group PLC*  ...................3,000,000     9,605,610
 Kingfisher plc  .........................  900,000     4,339,677
 Lloyds TSB Group plc  ...................1,150,000    11,449,735
 Pearson plc  ............................  230,000     2,288,194
 Reckitt Benckiser plc  ..................1,600,000    28,713,150
 Reed Elsevier plc  ......................1,304,700    12,403,136
 Rio Tinto plc  ..........................  600,000    11,005,285
 Royal Bank of Scotland Group plc (The)  .  404,844    11,481,140
                                                    -------------
                                                      152,376,323
                                                    -------------

United States - 1.90%
 Philip Morris Companies Inc.  ...........  400,000    17,472,000
                                                    -------------

TOTAL COMMON STOCKS - 82.93%                         $760,786,038
 (Cost: $766,927,647)

                                                Face
                                           Amount in
                                           Thousands

UNREALIZED LOSS ON OPEN FORWARD
CURRENCY CONTRACTS - (0.25%)
Japanese Yen, 1-28-03 (B) ................Y2,690,595 $ (2,281,327)
                                                    -------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES
Commercial Paper
 Beverages - 0.95%
 Anheuser-Busch Companies, Inc.,
   1.73%, 7-1-02 .........................  $ 8,753 $   8,753,000
                                                    -------------

 Finance Companies - 1.09%
 USAA Capital Corp.,
   1.75%, 7-11-02                            10,000     9,995,139
                                                    -------------

 Food and Related - 2.78%
 Alcon Finance PLC (Nestle Capital Corp.),
   1.74%, 7-9-02 .........................   15,000    14,994,200
 General Mills, Inc.,
   1.99%, Master Note ....................      486       486,000
 Nestle Australia Ltd. (Nestle Capital Corp.),
   1.75%, 7-9-02 .........................   10,000     9,996,111
                                                    -------------
                                                       25,476,311
                                                    -------------

 Health Care - Drugs - 5.19%
 GlaxoSmithKline Finance plc:
   1.76%, 7-23-02 ........................    8,662     8,652,684
   1.74%, 8-19-02 ........................    1,038     1,035,542
 Merck & Co., Inc.:
   1.78%, 7-1-02 .........................    8,676     8,676,000
   1.76%, 7-8-02 .........................   11,492    11,488,067
 Pfizer Inc.,
   1.74%, 7-17-02 ........................    8,000     7,993,813
 Pharmacia Corporation,
   1.73%, 7-10-02 ........................    9,750     9,745,783
                                                    -------------
                                                       47,591,889
                                                    -------------


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Household - General Products - 3.05%
 Kimberly-Clark Corporation:
   1.74%, 7-8-02 .........................  $10,600  $ 10,596,414
   1.74%, 8-16-02 ........................    5,000     4,988,883
 Procter & Gamble Company (The),
   1.73%, 7-29-02 ........................   12,448    12,431,251
                                                    -------------
                                                       28,016,548
                                                    -------------

 Restaurants - 1.64%
 McDonald's Corporation,
   1.73%, 7-1-02 .........................    15,000   15,000,000
                                                    -------------

 Retail - General Merchandise - 1.31%
 May Department Stores Co.,
   1.75%, 7-2-02 .........................    7,786     7,785,621
 Wal-Mart Stores, Inc.,
   1.73%, 7-23-02 ........................    4,275     4,270,480
                                                    -------------
                                                       12,056,101
                                                    -------------

Total Commercial Paper - 16.01%                       146,888,988

Repurchase Agreement - 0.01%
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 6-28-02, to be
   repurchased at $130,019 on 7-1-02**....       130      130,000
                                                     ------------

United States Government Securities
 Treasury Obligations
 United States Treasury Bills:
   1.71%, 7-5-02 .........................    15,000   14,997,150
   1.71%, 7-11-02 ........................    10,000    9,995,250
                                                    -------------
Total United States Government Securities - 2.73%      24,992,400
                                                    -------------

TOTAL SHORT-TERM SECURITIES - 18.75%                $ 172,011,388
 (Cost: $172,011,388)


See Notes to Schedule of Investments on page 14.

THE INVESTMENTS OF INTERNATIONAL GROWTH FUND
     June 30, 2002

                                                            Value

TOTAL INVESTMENT SECURITIES - 101.43%               $ 930,516,099
 (Cost: $938,939,035)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.43%)   (13,129,396)

NET ASSETS - 100.00%                                $ 917,386,703


Notes to Schedule of Investments

  *No dividends were paid during the preceding 12 months.

 **Collateralized by $138,000 United States Treasury Bond, 5.25% due 2-15-29;
   market value and accrued interest aggregate $132,867.

(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of this security amounted to 0.12% of net assets.

(B)Principal amounts are denominated in the indicated foreign currency, where applicable (Y - Japanese Yen).

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     INTERNATIONAL GROWTH FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities -- at value (Notes 1 and 3)       $930,516
 Cash  ............................................             1
 Receivables:
   Dividends and interest .........................         2,719
   Fund shares sold ...............................         1,503
   Investment securities sold .....................         1,167
 Prepaid insurance premium  .......................            19
                                                       ----------
    Total assets  .................................       935,925
                                                       ----------
LIABILITIES
 Payable to Fund shareholders  ....................        17,500
 Accrued shareholder servicing (Note 2)  ..........           375
 Accrued service fee (Note 2)  ....................           159
 Accrued management fee (Note 2)  .................           102
 Accrued distribution fee (Note 2)  ...............            26
 Accrued accounting services fee (Note 2)  ........             8
 Other  ...........................................           368
                                                       ----------
    Total liabilities  ............................        18,538
                                                       ----------
      Total net assets ............................      $917,387
                                                       ==========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ..................................   $   159,318
   Additional paid-in capital .....................     1,149,962
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ..          (201)
   Accumulated undistributed net realized loss
    on investment transactions  ...................      (383,399)
   Net unrealized depreciation in value of investments     (6,142)
   Net unrealized depreciation in value of foreign
    currency exchange  ............................        (2,151)
                                                       ----------
    Net assets applicable to outstanding
      units of capital ............................      $917,387
                                                       ==========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  .........................................         $5.76
 Class B  .........................................         $5.59
 Class C  .........................................         $5.64
 Class Y  .........................................         $5.78
Capital shares outstanding:
 Class A  .........................................       151,709
 Class B  .........................................         3,556
 Class C  .........................................         1,410
 Class Y  .........................................         2,643
Capital shares authorized .........................       400,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     INTERNATIONAL GROWTH FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $1,740)  ..............................      $12,520
   Interest and amortization .......................        5,554
                                                         --------
    Total income  ..................................       18,074
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        8,628
   Shareholder servicing:
    Class A  ......................................         3,604
    Class B  ......................................           192
    Class C  ......................................            35
    Class Y  .......................................           22
   Service fee:
    Class A  ......................................         2,258
    Class B  ......................................            47
    Class C  ......................................            16
   Custodian fees ..................................          859
   Distribution fee:
    Class A  ......................................           195
    Class B  ......................................           142
    Class C  ......................................            47
   Accounting services fee .........................          111
   Audit fees ......................................           21
   Legal fees ......................................           15
   Other ...........................................          395
                                                         --------
    Total expenses  ................................       16,587
                                                         --------
       Net investment income  ......................        1,487
                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on securities  ..................     (143,547)
 Realized net loss on foreign currency transactions          (651)
                                                         --------
   Realized net loss on investments ................     (144,198)
                                                         --------
 Unrealized depreciation in value of securities
   during the period................................      (16,569)
 Unrealized depreciation in value of foreign
   currency exchange during the period .............       (2,059)
                                                         --------
   Unrealized depreciation on investments ..........      (18,628)
                                                         --------
    Net loss on investments  .......................     (162,826)
                                                         --------
      Net decrease in net assets resulting from
       operations  .................................    $(161,339)
                                                         ========
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     INTERNATIONAL GROWTH FUND
     (In Thousands)

                                        For the fiscal year ended
                                                    June 30,
                                         -------------------------
                                              2002        2001
INCREASE (DECREASE) IN NET ASSETS       ------------  ------------
 Operations:
   Net investment income ...............  $     1,487  $   10,079
   Realized net loss
    on investments  ....................    (144,198)    (241,590)
   Unrealized depreciation .............     (18,628)    (256,989)
                                          ----------   ----------
    Net decrease in net assets
      resulting from operations ........    (161,339)    (488,500)
                                          ----------   ----------
 Distributions to shareholders (Note 1F):(1)
   From net investment income:
    Class A  ...........................      (4,637)      (4,505)
    Class B  ...........................         ---          ---
    Class C  ...........................         ---          ---
    Class Y  ...........................         (95)        (141)
   From realized gains on securities transactions:
    Class A  ...........................        (154)    (313,104)
    Class B  ...........................          (3)      (4,602)
    Class C  ...........................          (1)        (676)
    Class Y  ...........................          (2)      (3,769)
                                          ----------   ----------
                                              (4,892)    (326,797)
                                          ----------   ----------
 Capital share transactions (Note 5)  ..     (80,219)     224,001
                                          ----------   ----------
      Total decrease ...................    (246,450)    (591,296)
NET ASSETS
 Beginning of period  ..................   1,163,837    1,755,133
                                          ----------   ----------
 End of period  ........................  $  917,387   $1,163,837
                                          ==========   ==========
   Undistributed net investment
    income (loss)  .....................       $(201)      $3,695
                                               =====       ======

(1)See "Financial Highlights" on pages 18 - 21.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     INTERNATIONAL GROWTH FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal year ended June 30,
                               ----------------------------------
                               2002   2001    2000   1999    1998
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $6.79 $12.43  $ 9.97 $11.85  $10.61
                              ----- ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           0.01   0.06   (0.04)  0.05    0.07
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (1.01) (3.31)   3.96  (0.74)   3.01
                              ----- ------  ------ ------  ------
Total from investment
 operations   ......          (1.00) (3.25)   3.92  (0.69)   3.08
                              ----- ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.03) (0.03)  (0.02) (0.04)  (0.06)
 From capital gains           (0.00)*(2.36)  (1.44) (1.15)  (1.78)
                              ----- ------  ------ ------  ------
Total distributions           (0.03) (2.39)  (1.46) (1.19)  (1.84)
                              ----- ------  ------ ------  ------
Net asset value,
 end of period  ....          $5.76 $ 6.79  $12.43 $ 9.97  $11.85
                              ===== ======  ====== ======  ======
Total return(1) ....         -14.75%-28.74%  39.43% -5.40%  34.49%
Net assets, end of
 period (in millions)          $874 $1,128  $1,713 $1,252  $1,331
Ratio of expenses to
 average net assets            1.61%  1.44%   1.41%  1.30%   1.23%
Ratio of net investment
 income (loss) to
 average net assets            0.17%  0.71%  -0.32%  0.52%   0.67%
Portfolio turnover
 rate  .............         120.90%117.89% 112.68%149.45% 114.34%

  *Not shown due to rounding.
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     INTERNATIONAL GROWTH FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                                           period
                                For the fiscal               from
                               year ended June 30,       10-4-99(1)
                           -----------------------        through
                               2002           2001        6-30-00
                           --------       --------        -------
Net asset value,
 beginning of period          $6.65         $12.34         $10.79
                              ----          -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.05)         (0.04)         (0.00)
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.01)         (3.29)          2.99
                              ----          -----          -----
Total from investment
 operations  .......          (1.06)         (3.33)          2.99
                              ----          -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.00)*        (2.36)         (1.44)
                              ----          -----          -----
Total distributions           (0.00)         (2.36)         (1.44)
                              ----          -----          -----
Net asset value,
 end of period  ....          $5.59         $ 6.65         $12.34
                              ====          =====          =====
Total return .......         -15.78%        -29.70%         38.20%
Net assets, end of
 period (in millions)           $20            $19            $19
Ratio of expenses to
 average net assets            3.01%          2.73%          2.71%(2)
Ratio of net investment
 loss to average
 net assets  .......          -1.19%         -0.54%         -0.97%(2)
Portfolio turnover
 rate  .............         120.90%        117.89%        112.68%(3)

  *Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the twelve months ended June 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     INTERNATIONAL GROWTH FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                                           period
                                For the fiscal               from
                               year ended June 30,       10-5-99(1)
                           -----------------------        through
                               2002           2001        6-30-00
                           --------       --------        -------
Net asset value,
 beginning of period          $6.68         $12.36         $10.78
                             -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income
   (loss) ..........          (0.02)         (0.03)          0.01
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.02)         (3.29)          3.01
                             -----          -----          -----
Total from investment
 operations  .......          (1.04)         (3.32)          3.02
                             -----          -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.00)*        (2.36)         (1.44)
                             -----          -----          -----
Total distributions           (0.00)         (2.36)         (1.44)
                             -----          -----          -----
Net asset value,
 end of period  ....          $5.64         $ 6.68         $12.36
                             =====          =====          =====
Total return .......         -15.56%        -29.56%         38.43%
Net assets, end of
 period (in
 millions)  ........             $8             $3             $3
Ratio of expenses to
 average net assets            2.55%          2.54%          2.50%(2)
Ratio of net investment
 loss to average
 net assets  .......          -0.69%         -0.32%         -0.73%(2)
Portfolio turnover
 rate  .............         120.90%        117.89%        112.68%(3)

  *Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the twelve months ended June 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     INTERNATIONAL GROWTH FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                               For the fiscal year ended June 30,
                               ----------------------------------
                               2002   2001    2000   1999    1998
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of period          $6.79 $12.46  $ 9.97 $11.85  $10.62
                              ----- ------  ------ ------  ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           0.04   0.09   (0.01)  0.09    0.10
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.01) (3.32)   3.98  (0.74)   3.00
                              ----- ------  ------ ------  ------
Total from investment
 operations ........          (0.97) (3.23)   3.97  (0.65)   3.10
                              ----- ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.04) (0.08)  (0.04) (0.08)  (0.09)
 From capital gains           (0.00)*(2.36)  (1.44) (1.15)  (1.78)
                              ----- ------  ------ ------  ------
Total distributions           (0.04) (2.44)  (1.48) (1.23)  (1.87)
                              ----- ------  ------ ------  ------
Net asset value,
 end of period  ....          $5.78 $ 6.79  $12.46 $ 9.97  $11.85
                              ===== ======  ====== ======  ======
Total return .......         -14.28%-28.51%  39.97% -5.06%  34.71%
Net assets, end of
 period (in millions)           $15    $14     $20     $9      $9
Ratio of expenses to
 average net assets            1.15%  1.10%   1.12%  0.99%   0.97%
Ratio of net investment
 income to average
 net assets  .......           0.73%  1.05%   0.03%  0.85%   0.93%
Portfolio
 turnover rate  ....         120.90%117.89% 112.68%149.45% 114.34%

 *Not shown due to rounding.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is long-term appreciation. Realization of income is a secondary goal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Forward foreign currency exchange contracts -- A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

E. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

F. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5292 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3625 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,604,226. During the period ended June 30, 2002, W&R received $39,390 and $460 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,003,305 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $43,318, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

Purchases of investment securities, other than short-term securities and United States Government obligations, aggregated $951,458,284, while proceeds from maturities and sales aggregated $975,454,371. Purchases of short-term securities aggregated $10,478,917,632, while proceeds from maturities and sales aggregated $10,543,724,412. No United States Government obligations were purchased or sold during the period ended June 30, 2002.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $939,545,960, resulting in net unrealized depreciation of $6,748,534, of which $53,712,489 related to appreciated securities and $60,461,023 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income .........................       $ ---
Distributed ordinary income .................         ---
Undistributed ordinary income ...............         ---

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ...................... 198,208,779

Post-October capital losses deferred ........  96,713,953

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

2009    ..................................... $90,150,991
2010    ..................................... 198,208,779
                                             ------------
Total Carryover .............................$288,359,770
                                             ============

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                                                   For the fiscal
                                                 year ended June 30,
                                                 -------------------
                                                2002         2001
                                                ----         ----
Shares issued from sale of shares:
 Class A  ..............................     273,103      260,509
 Class B  ..............................       1,631        1,255
 Class C  ..............................       1,411          341
 Class Y  ..............................       3,327          280
Shares issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ..............................         769       38,995
 Class B  ..............................           1          592
 Class C  ..............................         ---*          87
 Class Y  ..............................          16          461
Shares redeemed:
 Class A  ..............................    (288,338)    (271,084)
 Class B  ..............................        (925)        (562)
 Class C  ..............................        (523)        (145)
 Class Y  ..............................      (2,704)        (362)
                                          ----------  -----------
Increase (decrease) in outstanding
 capital shares   ......................     (12,232)      30,367
                                          ==========  ===========
Value issued from sale of shares:
 Class A  ..............................  $1,662,852   $2,203,786
 Class B  ..............................       9,656       11,500
 Class C  ..............................       8,403        3,039
 Class Y  ..............................      19,832        2,393
Value issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ..............................       4,613      306,432
 Class B  ..............................           3        4,581
 Class C  ..............................           1          675
 Class Y  ..............................          97        3,618
Value redeemed:
 Class A  ..............................  (1,761,071)  (2,302,934)
 Class B  ..............................      (5,469)      (4,680)
 Class C  ..............................      (3,084)      (1,305)
 Class Y  ..............................     (16,052)      (3,104)
                                            --------   ----------
Increase (decrease) in outstanding
 capital  ..............................   $(80,219)   $  224,001
                                           =========   ==========

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors International Growth Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors International Growth Fund, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors International Growth Fund, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                                    Class A
12-12-01 $0.02970    $0.02970      $--- $0.00122   $0.02848      $---
         ========    ========      ==== ========   ========      ====

                              Class B and Class C
12-12-01 $0.00096    $0.00096      $---     $---   $0.00096      $---
         ========    ========      ====     ====   ========      ====

                                    Class Y
12-12-01 $0.04170    $0.04170      $--- $0.00173   $0.03997      $---
         ========    ========      ==== ========   ========      ====

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors International Growth Fund,
Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President,14 years; Treasurer and Principal Accounting Officer, 26 years; Principal Financial Officer, since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Thomas A. Mengel (44)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  6 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); Vice President of WRIMCO (1996 to 2000)
Directorships held:  None

DIRECTORS

Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

OFFICERS
Henry J. Herrmann, President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1002A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.